UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2018 (April 11, 2018)

LUCKWEL PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-187874	46-1660653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11757 Katy Freeway,Suite 1300-A, Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, include area code 281-668-8266

LUCKYCOM PHARMACEUTICALS INC.

11767 Katy Freeway, Suite 830, Houston, Texas 77079

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K fi ling is intended to simultaneously satisfy the fi ling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 11, 2017, Luckwel Pharmaceuticals Inc., a Nevada Corporation (the “Company”), filed a Certificate of Amendment to the Articles of Incorporation (the “Amendment”) to change its name from Luckycom Pharmaceuticals Inc. to Luckwel Pharmaceuticals Inc. and to increase the number of its authorized shares of common stock from 100,000,000 to 200,000,000 with an effective date of April 13, 2018. It then amended and restated its by-laws to reflect the new corporate name.

In connection with the name change, on April 13, 2017, the Company’s common stock began trading on the OTC Pink under its new ticker symbol “LWEL” and ceased trading under the ticker symbol “LCOM”.

The new CUSIP number for the Company’s common stock is 54959L101.

The foregoing description of the Amendment and Amended and Restated By-laws does not purport to be complete and is qualified in its entirety by reference to the Amendment and the Amended and Restated By-laws which are attached to this Current Report on Form 8-K as Exhibits 3.1 and 3.2.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporation
3.2	Amended and Restated By-laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCKWEL PHARMACEUTICALS INC.

/s/ Kingrich Lee
Date: April 13, 2018	Name:	Kingrich Lee
	Title:	Chief Executive Officer and Chief Financial Officer